UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22027

                             FundVantage Trust

(Exact name of registrant as specified in charter)

301 Bellevue Parkway

                                     Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Joel L. Weiss

BNY Mellon Investment Servicing (US) Inc.

103 Bellevue Parkway

                                     Wilmington, DE 19809

(Name and address of agent for service)

Registrant’s telephone number, including area code: 302-791-1851

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2016

EXPLANATORY NOTE: This filing covers the WHV International Equity Fund and WHV/Acuity Long Short Tactical Fund, each of which has declared April 30 as its fiscal year end.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Reports to Shareholders are attached herewith.

WHV INTERNATIONAL EQUITY FUND

Annual Investment Adviser’s Report

April 30, 2016

(Unaudited)

Dear WHV International Equity Fund Shareholder,

It is with great pleasure that we introduce ourselves as the new managers of the WHV International Equity Fund (the “Fund”) following the recent retirement of Richard Hirayama on February 15, 2016. We are Rivington, a specialized investment group within the WHV family, consisting of:

●	Matthias Knerr, CFA, Senior Portfolio Manager

●	Chris LaJaunie, CFA, Senior Portfolio Manager

●	Andrew Manton, Senior Portfolio Manager

We are a dedicated team of global investors with more than a decade of experience working together prior to joining WHV Investments in early 2015.

With our assuming the management of the portfolio of the Fund we have updated the investment process of the portfolio to reflect our philosophy while maintaining the same overall investment strategy. We manage client portfolios using rigorous, bottom-up, fundamental stock selection to build large cap growth oriented international equity portfolios that we believe have the ability to generate sustainable returns. Historically, our disciplined, life cycle-based approach to investing has generated excess returns relative to the benchmark for investors, while also preserving investor capital in more challenging markets.

Since February 15, 2016 we have transitioned the portfolio of the Fund to reflect our bottom-up process. Central to our investment philosophy is the concept of corporate life cycles, which captures the relationship between a company’s competitive challenges and its economic performance and valuation as it evolves through the corporate life cycles of innovation, expansion, deceleration, maturity, and distress. This concept persists throughout the investment process as we believe it provides the most effective framework for evaluating investment opportunities, creating a less volatile portfolio, and help generate consistent returns for investors.

Market Overview

For the period May 1, 2015 to February 15, 2016 the portfolio utilized a different investment process from that which we now employ. Under this earlier process, the WHV International Equity Fund’s overweight to the energy sector contributed to poor performance for the second year in a row as the oil price rout that began in 2014 continued. Investments in high beta, oil-levered names underperformed amidst this background.

As the Fund entered the past year, the portfolio continued its overweight in the energy sector in line with the investment team’s long term oriented process and investment outlook. The former investment team appears to have surmised that oil prices would begin to recover by mid-2015 as they expected demand to increase in response to low oil prices and supply to fall due to those same low prices. However, by July 2015, it was clear that while demand growth was strong, supply growth was stronger and they had to push out their timeframe for an oil price recovery. Unfortunately, that recovery did not occur as anticipated.

For the period February 15, 2016 to April 30, 2016, and following the transition of the management of the portfolio to Rivington, there has been a reversal in some longstanding investment trends. The US dollar weakened. Emerging markets equities outperformed developed markets. Energy and Materials led all sectors higher. Valuation factors finished ahead of Quality and Momentum factors. And Distress and Maturity life cycle stages advanced, while Expansion and Innovation declined.

WHV INTERNATIONAL EQUITY FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2016

(Unaudited)

On their own, a change in any one of these individual factors could be dismissed as a bump in the road or a healthy correction in a continuing long-term trend. But, with all these long-held, multi-year themes reversing at once, some greater consideration needs to be given to what changed. And is it lasting?

Ultimately, we believe the common thread tying the direction of all of these investments together has been the strength of the US dollar.

In December 2013, the US Federal Reserve started reducing monthly asset purchases in its quantitative easing (QE) program under former Chairman Ben Bernanke. In regular succession from that point on, the Fed further limited its monthly asset purchases in a deliberate exit to its unprecedented monetary easing policy. Finally in June of 2014, the central bank indicated that the QE program would end later that year (which it ultimately did in October 2014). With that decision in June, US monetary policy decoupled from that of the rest of the world as the European Central Bank, the Bank of Japan, and the People’s Bank of China continued record levels of accommodation, and the US dollar started its multi-year rally.

Since then, the strength of the US dollar has put considerable downward pressure on commodity prices, emerging market economies, and their currencies. The turn in the US interest rate cycle, with the Fed’s belated decision to raise rates at the end of 2015, further added to those pressures.

Until now, the US dollar, commodities, emerging markets equities, and momentum stocks have all been one-way bets supported by a decoupled interest rate policy. But recent signs of weaker US economic growth and lower inflation have led the Fed to reevaluate the future path of interest rates. We expect this less aggressive policy stance to act as a meaningful relief to emerging economies and their currencies, and to some commodity prices (although here longer term supply and demand imbalances are likely to limit the size of the recovery).

With the Eurozone, Japan, and China all maintaining their stimulus programs, we believe US policy has now started to recouple as well. This change in stance should be more supportive to global economic growth. Under that scenario, we expect the recent rotation to continue, with a further shift towards Valuation selectively benefiting recovering names in Maturity and Distress.

WHV INTERNATIONAL EQUITY FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2016

(Unaudited)

Performance Review

The WHV International Equity Fund returned -22.36% (Class I Shares–no load), -22.51% (Class A Shares–without load), and -26.96% (Class A Shares–with load) for the fiscal year ending April 30, 2016, underperforming the Fund’s benchmark, the MSCI EAFE Index, which returned -8.89% during this period.

WHV International Equity Fund Top Contributors and Detractors1

Largest Contributors	Total Return (%)	Contribution (%)
ArcelorMittal SA	42.20	0.88
Start Today Co., Ltd.	45.40	0.82
Electrolux AB	35.86	0.78
AIA Group Limited	21.64	0.73
Novo Nordisk A/S	14.84	0.66

Largest Detractors	Total Return (%)	Contribution (%)
Canadian Pacific Railway Limited	-34.18	-2.04
Rio Tinto plc	-38.48	-2.07
BHP Billiton Limited	-50.07	-2.49
Nabors Industries Ltd.	-61.64	-3.67
Weatherford International, Ltd.	-54.50	-3.69

Strong stock selection within the underperforming financials sector contributed to the relative performance of the portfolio. Stock selection was led by a newer name added after the transition, AIA Group Limited. Stock selection within the consumer discretionary sector was an additional contributor to relative performance with Start Today Co and Electrolux AB both highlighted as key drivers.

The top contributor, ArcelorMittal, is the world’s largest steel manufacturer. The shares have recovered sharply in early calendar 2016, following the combined positive effects of the company’s capital-raising to improve its weakened balance sheet and a rising hot-rolled coil (HRC) steel price in the US and Europe, as a result of recent government action to raise tariffs on exported Chinese steel.

Japan’s online fashion retailer, Start Today, has continued to build on its recent success through continued GMV (gross merchandise value) growth and an ongoing expansion of the number of brands available on its key site, Zozotown.

Hong Kong listed AIA is the largest regional life insurance company in Asia ex-Japan. Since its listing in late 2010, AIA has consistently impressed investors with its strong growth in the value of new business, even despite the recent economic weakness in the some of its major home markets. Compared to more developed Western economies, AIA’s core markets across Southeast Asia and China remain considerably underpenetrated and offer further long-term opportunity for the company to grow and offer more sophisticated product.

Finally, Electrolux AB, the world’s leading manufacturer of white goods and appliances, performed strongly in the final months of the fiscal year as it benefited from ongoing strength in the US housing market, and a sharp improvement in the profitability of its EMEA business.

WHV INTERNATIONAL EQUITY FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2016

(Unaudited)

The combination of stock selection and overweight to the economically sensitive materials and industrials sectors detracted from relative performance for the year. In particular, Weatherford International, Nabors Industries, BHP Billiton and Rio Tinto detracted from performance on continued negative investor sentiment, and commodity price weakness, around crude oil and iron ore. Weatherford International, Nabors Industries and Rio Tinto were all sold from the portfolio during the transition of management to the Rivington Investment team.

We thank you for your investment in the Fund and for your continued support of our firm.

Sincerely,

WHV Investments, Inc.

1The holdings identified above may not be representative of the Fund’s current or future investments and are subject to risk. Holdings are provided for informational purposes only and should not be construed as a recommendation to buy or sell the securities mentioned. Financial Intermediaries please contact the WHV Sales Support team at 855.417.8474 or direct investors please call 888.948.4685 to obtain the methodology for calculating the top and bottom performance contributing holdings, and a list showing every holding’s contribution to the overall Fund’s performance during the quarter. Past performance does not guarantee future results.

Nothing presented herein is intended to constitute investment advice and no investment decision should be made based on any information provided herein. Information provided reflects the views of the Fund’s portfolio management team as of a particular time. Such views are subject to change without notice. Any information regarding holdings, sector allocations and other characteristics are for illustrative purposes only and may not be representative of any current or future investments or allocations. Nothing contained herein should be construed as a recommendation to purchase or sell a particular security or follow any strategy or allocation. Any forward looking statements or forecasts are based on assumptions and actual results may vary from any such statements or forecasts. No reliance should be placed on any such statements or forecasts when making any investment decision. While the Fund’s portfolio management team has used reasonable efforts to obtain information from reliable sources, we make no representations or warranties as to the accuracy, reliability or completeness of third party information presented herein.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2016 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

WHV INTERNATIONAL EQUITY FUND

Annual Report

Performance Data

April 30, 2016

(Unaudited)

Comparison of Change in Value of $10,000 in WHV International Equity Fund’s

Class A Shares vs. MSCI EAFE (Gross) Index

Class A Shares growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425. Performance of Class C shares, which closed on April 15, 2016, will vary from Class A shares due to difference in class-specific fees.

Average Annual Total Returns for the Periods Ended April 30, 2016

	1 Year	3 Years	5 Years	Since Inception
Class A Shares (with sales charge)*	-26.96%	-8.65%	-6.86%	0.48%
Class A Shares (without sales charge)*	-22.51%	-6.83%	-5.75%	1.37%
MSCI EAFE (Gross) Index	-8.89%	1.92%	2.16%	5.97%**

*	Class A Shares of the WHV International Equity Fund (the “Fund”) commenced operations on July 31, 2009.
**	Benchmark performance is from the inception date of Class A Shares of the Fund (July 31, 2009) only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 948-4685. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

WHV INTERNATIONAL EQUITY FUND

Annual Report

Performance Data

April 30, 2016

(Unaudited)

Comparison of Change in Value of $500,000 (investment minimum) in WHV International Equity Fund’s

Class I Shares vs. MSCI EAFE (Gross) Index

Average Annual Total Returns for the Periods Ended April 30, 2016

	1 Year	3 Years	5 Years	Since Inception
Class I Shares*	-22.36%	-6.62%	-5.52%	7.43%
MSCI EAFE (Gross) Index	-8.89%	1.92%	2.16%	8.06%*	*

*	Class I Shares of the Fund commenced operations on December 19, 2008.

**	Benchmark performance is from the inception date of Class I Shares of the Fund (December 19, 2008) only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 948-4685. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

WHV INTERNATIONAL EQUITY FUND

Annual Report

Performance Data (Concluded)

April 30, 2016

(Unaudited)

As stated in the current prospectus dated September 1, 2015, as amended May 1, 2016, the Fund’s “Total Annual Fund Operating Expenses” are 1.19% and 0.94% for Class A Shares and Class I Shares, respectively. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. WHV Investments, Inc. (“WHV” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund” fees and expenses and brokerage commissions) do not exceed (on an annual basis) 1.24% with respect to Class A Shares and 0.99% with respect to Class I Shares of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in effect until August 31, 2016, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. Prior to February 15, 2016, the Management Fee was 1.00% (on an annual basis) of the Fund’s average daily net assets and the Expense Limitation was (on an annual basis) 1.50% with respect to Class A Shares and 1.25% with respect to Class I Shares. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and/or expenses not been waived and/or reimbursed.

The Fund evaluates its performance as compared to that of the MSCI EAFE® Index [Europe, Australasia, Far East], which is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. It is impossible to invest directly in an index. As of April 30, 2016, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

All mutual fund investing involves risk, including possible loss of principal. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices.

WHV INTERNATIONAL EQUITY FUND

Fund Expense Disclosure

April 30, 2016

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2015 through April 30, 2016 for the Fund, and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

WHV INTERNATIONAL EQUITY FUND

Fund Expense Disclosure (Concluded)

April 30, 2016

(Unaudited)

	WHV International Equity Fund

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$925.90	$7.33
Hypothetical (5% return before expenses)	1,000.00	1,017.26	7.67
Class I Shares
Actual	$1,000.00	$926.80	$6.32
Hypothetical (5% return before expenses)	1,000.00	1,018.30	6.62

*Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2016 of 1.53% and 1.32% for Class A and Class I Shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (182), then divided by 366 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six-month total returns for the Fund of (7.41%), and (7.32%) for Class A and Class I Shares, respectively.

WHV INTERNATIONAL EQUITY FUND

Portfolio Holdings Summary Table

April 30, 2016

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Insurance	11.8%	$ 6,221,697
Commercial Banks	10.6	5,558,221
Metals & Mining	9.1	4,815,690
Oil, Gas & Consumable Fuels	6.4	3,349,831
Chemicals	5.2	2,740,952
Food & Staples Retailing	5.1	2,682,254
Internet & Catalog Retail	4.0	2,116,876
Internet Software & Services	4.0	2,105,847
Pharmaceuticals	3.2	1,708,532
Diversified Financial Services	3.2	1,690,226
Professional Services	3.0	1,559,981
Household Durables	2.9	1,540,165
Trading Companies & Distributors	2.9	1,512,324
Software	2.8	1,462,165
Food Products	2.7	1,435,472
Machinery	2.4	1,279,801
Wireless Telecommunication Services	2.3	1,204,308
Aerospace & Defense	2.3	1,202,879
Electrical Equipment	2.3	1,202,579
Media	2.1	1,087,630
Semiconductors & Semiconductor Equipment	1.9	1,021,447
Commercial Services & Supplies.	1.7	880,134
Electronic Equipment, Instruments & Components	1.4	717,262
Real Estate Management & Development	1.3	664,732
Other Assets in Excess of Liabilities	5.4	2,860,806
NET ASSETS	100.0%	$52,621,811

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

WHV INTERNATIONAL EQUITY FUND

Portfolio of Investments

April 30, 2016

	Number of Shares	Value

COMMON STOCKS — 94.6%
Australia — 3.3%
BHP Billiton, Ltd.	112,400	$1,755,351

Belgium — 1.8%
KBC Groep NV*	17,000	956,460

Brazil — 1.1%
Banco Bradesco SA, ADR	74,700	558,009

Canada — 2.4%
Alimentation Couche-Tard, Inc., Class B	29,200	1,279,987

China — 4.0%
NetEase, Inc., ADR	4,800	675,360
Tencent Holdings Ltd.	70,300	1,430,487

		2,105,847

Denmark — 5.5%
Novo Nordisk AS, Class B	30,600	1,708,532
Vestas Wind Systems AS	16,800	1,202,579

		2,911,111

Finland — 2.6%
Sampo Oyj, Class A	31,100	1,360,354

France — 8.1%
AXA SA	62,700	1,583,157
Thales SA	13,900	1,202,879
TOTAL SA	29,500	1,490,960

		4,276,996

Germany — 2.8%
Hannover Rueck SE	12,960	1,481,607

Hong Kong — 3.4%
AIA Group Ltd.	300,200	1,796,579

Indonesia — 2.9%
Bank Rakyat Indonesia Persero Tbk PT	1,929,700	1,508,033

	Number of Shares	Value

COMMON STOCKS — (Continued)
Israel — 2.8%
NICE-Systems Ltd., SP ADR	22,900	$1,462,165

Japan — 12.9%
Century Tokyo Leasing Corp.	18,800	639,257
Cyberagent, Inc.	23,200	1,087,630
Daito Trust Construction Co. Ltd.	4,700	664,732
ITOCHU Corp.	119,000	1,512,324
Murata Manufacturing Co., Ltd.	5,500	717,262
ORIX Corp.	74,300	1,050,969
Start Today Co., Ltd.	25,900	1,088,126

		6,760,300

Luxembourg — 3.3%
ArcelorMittal*	309,000	1,744,351

Mexico — 2.3%
America Movil SAB de CV, SP ADR, Class L	85,050	1,204,308

Netherlands — 2.7%
Koninklijke Ahold NV	64,400	1,402,267

Poland — 2.5%
KGHM Polska Miedz SA	67,500	1,315,988

Singapore — 2.3%
DBS Group Holdings Ltd.	109,000	1,232,907

Sweden — 5.4%
Electrolux AB, Class B	53,000	1,540,165
SKF AB, Class B	69,450	1,279,801

		2,819,966

Switzerland — 5.3%
Givaudan SA	685	1,352,096

The accompanying notes are an integral part of the financial statements.

WHV INTERNATIONAL EQUITY FUND

Portfolio of Investments (Concluded)

April 30, 2016

	Number of Shares	Value

COMMON STOCKS — (Continued)
Switzerland — (Continued)
Nestle SA, SP ADR	19,250	$1,435,472

		2,787,568

Taiwan — 1.9%
Taiwan Semiconductor
Manufacturing Co., Ltd.,
SP ADR	43,300	1,021,447

Thailand — 2.5%
Bangkok Bank PCL	274,800	1,302,812

United Kingdom — 12.8%
ASOS PLC*	19,500	1,028,750
BP PLC	337,400	1,858,871
Intertek Group PLC	32,700	1,559,981
LyondellBasell Industries NV, Class A	16,800	1,388,856
Regus PLC	205,700	880,134

		6,716,592

TOTAL COMMON STOCKS (Cost $44,962,422)		49,761,005

TOTAL INVESTMENTS - 94.6% (Cost $44,962,422)		49,761,005
OTHER ASSETS IN EXCESS OF LIABILITIES - 5.4%		2,860,806

NET ASSETS - 100.0%		$52,621,811

*	Non-income producing.

ADR	American Depositary Receipt
SP ADR	Sponsored American Depositary Receipt
PLC	Public Limited Company

The accompanying notes are an integral part of the financial statements.

WHV INTERNATIONAL EQUITY FUND

Statement of Assets and Liabilities

April 30, 2016

Assets
Investments, at value (Cost $44,962,422)	$ 49,761,005
Cash	1,765,830
Receivable for investments sold	1,917,529
Receivable for capital shares sold	100,356
Dividends and interest receivable	499,771
Receivable from Investment Adviser	64,226
Prepaid expenses and other assets	75,788
Total assets	54,184,505
Liabilities
Payable for investments purchased	1,317,082
Payable for capital shares redeemed	168,685
Payable for audit fees	26,075
Payable for administration and accounting fees	16,618
Payable for transfer agent fees	16,313
Payable for custodian fees	7,398
Payable for legal fees	5,131
Accrued expenses	5,392
Total liabilities	1,562,694
Net Assets	$ 52,621,811
Net Assets Consist of:
Capital stock, $0.01 par value	$ 33,097
Paid-in capital	112,048,654
Accumulated net investment income	406,734
Accumulated net realized loss from investments	(64,705,102)
Net unrealized appreciation on investments	4,838,428
Net Assets	$ 52,621,811

Class A Shares:
Net asset value and redemption price per share ($8,488,449 / 534,699 shares)	$15.88
Maximum offering price per share (100/94.25 of $15.88)	$16.85

Class I Shares:
Net asset value, offering and redemption price per share ($44,133,362 / 2,774,973 shares)	$15.90

The accompanying notes are an integral part of the financial statements.

WHV INTERNATIONAL EQUITY FUND

Statement of Operations

For the Year Ended April 30, 2016

Investment Income
Dividends	$5,797,303
Less: foreign taxes withheld	(332,053)
Interest	1,299

Total investment income	5,466,549

Expenses
Advisory fees (Note 2)	2,083,495
Administration and accounting fees (Note 2)	162,648
Transfer agent fees (Note 2)	133,239
Trustees’ and officers’ fees (Note 2)	94,146
Distribution fees (Class A) (Note 2)	49,709
Registration and filing fees	25,409
Custodian fees (Note 2)	23,509
Distribution fees (Class C) (Note 2)	853
Shareholder servicing fees (Class C) (Note 2)	284
Other expenses	174,289

Total expenses before waivers and reimbursements	2,747,581

Less: waivers and reimbursements (Note 2)	(91,457)

Net expenses after waivers and reimbursements and recoupment	2,656,124

Net investment income	2,810,425

Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments	(54,150,933)
Net realized gain from foreign currency transactions	26,344
Net change in unrealized appreciation/(depreciation) on investments	(39,721,038)
Net change in unrealized appreciation/(depreciation) on foreign currency transactions	39,845

Net realized and unrealized loss on investments	(93,805,782)

Net decrease in net assets resulting from operations	$(90,995,357)

The accompanying notes are an integral part of the financial statements.

WHV INTERNATIONAL EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015
Increase/(Decrease) in net assets from operations:
Net investment income	$2,810,425	$4,321,011
Net realized loss from investments	(54,124,589)	(2,479,564)
Net change in unrealized appreciation/(depreciation) on investments	(39,681,193)	(40,989,374)

Net decrease in net assets resulting from operations	(90,995,357)	(39,147,927)

Less Dividends and Distributions to Shareholders from:
Net investment income:
Class A Shares.	(525,377)	(293,529)
Class C Shares	(3,396)	(473)
Class I Shares	(5,081,580)	(3,574,349)

Total net investment income	(5,610,353)	(3,868,351)

Net decrease in net assets from dividends and distributions to shareholders	(5,610,353)	(3,868,351)

Increase/(Decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	(252,136,993)	50,154,797

Total increase/(decrease) in net assets	(348,742,703)	7,138,519

Net assets
Beginning of year	401,364,514	394,225,995

End of year	$52,621,811	$401,364,514

Accumulated net investment income, end of year	$406,734	$3,131,487

The accompanying notes are an integral part of the financial statements.

WHV INTERNATIONAL EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A Shares
	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
Per Share Operating Performance
Net asset value, beginning of year	$21.16	$23.48	$20.54	$19.30	$22.42

Net investment income(1)	0.19	0.17	0.14	0.05	0.10
Net realized and unrealized gain/(loss) on investments.	(4.97)	(2.34)	2.92	1.22	(3.20)

Net increase/(decrease) in net assets resulting from operations	(4.78)	(2.17)	3.06	1.27	(3.10)

Dividends and distributions to shareholders from:
Net investment income	(0.50)	(0.15)	(0.09)	(0.03)	(0.03)
Net realized gains	—	—	(0.03)	—	—

Total dividends and distributions to shareholders	(0.50)	(0.15)	(0.12)	(0.03)	(0.03)

Redemption fees	—	— (2)	— (2)	— (2)	0.01

Net asset value, end of year	$15.88	$21.16	$23.48	$20.54	$19.30

Total investment return(3)	(22.51)%	(9.18)%	14.90%	6.61%	(13.75)%

Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$8,488	$31,583	$46,435	$53,447	$58,360
Ratio of expenses to average net assets	1.48%	1.45%	1.49%	1.50%	1.50%
Ratio of expenses to average net assets without waivers, expense reimbursements and/or recoupment, if any(4)	1.53%	1.45%	1.45%	1.46%	1.51%
Ratio of net investment income to average net assets	1.11%	0.75%	0.67%	0.27%	0.51%
Portfolio turnover rate.	40.06%	7.76%	5.65%	5.21%	7.48%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.
(4)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

WHV INTERNATIONAL EQUITY FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I Shares
	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
Per Share Operating Performance
Net asset value, beginning of year	$21.20	$23.53	$20.59	$19.35	$22.47

Net investment income(1)	0.25	0.24	0.20	0.11	0.15
Net realized and unrealized gain/(loss) on investments	(5.01)	(2.36)	2.92	1.22	(3.21)

Net increase/(decrease) in net assets resulting from operations	(4.76)	(2.12)	3.12	1.33	(3.06)

Dividends and distributions to shareholders from:
Net investment income	(0.54)	(0.21)	(0.15)	(0.09)	(0.07)
Net realized gains	—	—	(0.03)	—	—

Total dividends and distributions to shareholders	(0.54)	(0.21)	(0.18)	(0.09)	(0.07)

Redemption fees	—	— (2)	— (2)	— (2)	0.01

Net asset value, end of year	$15.90	$21.20	$23.53	$20.59	$19.35

Total investment return(3)	(22.36)%	(8.94)%	15.18%	6.88%	(13.51)%
Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$44,133	$369,610	$347,791	$320,190	$256,268
Ratio of expenses to average net assets	1.23%	1.20%	1.24%	1.25%	1.25%
Ratio of expenses to average net assets without waivers, expense reimbursements and/or recoupment, if any(4)	1.28%	1.20%	1.20%	1.21%	1.27%
Ratio of net investment income to average net assets	1.36%	1.11%	0.92%	0.58%	0.77%
Portfolio turnover rate	40.06%	7.76%	5.65%	5.21%	7.48%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.
(4)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

WHV INTERNATIONAL EQUITY FUND

Notes to Financial Statements

April 30, 2016

1. Organization and Significant Accounting Policies

The WHV International Equity Fund ( the “Fund” ) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), and commenced investment operations on December 19, 2008. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares: Class A and Class I Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) of up to 1.00% may apply for investments of $1 million or more of Class A Shares of each Fund (and therefore no initial sales charge was paid) and shares are redeemed within 18 months after initial purchase. The CDSC shall not apply to those purchases of Class A Shares of $1 million or more where the selling broker-dealer did not receive a commission. Class C Shares closed on April 15, 2016.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Trust’s Board of Trustees. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund. Investments in other open-end investment companies are valued based on the NAV of such investment companies (which may use fair value pricing as disclosed in their prospectuses). Securities that do not have a readily available current market value are valued in accordance with procedures adopted by the Trust’s Board of Trustees. The

WHV INTERNATIONAL EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2016

Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to WHV Investments, Inc. (“WHV” or the “Adviser”) the responsibility for applying the valuation methods. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1	—	quoted prices in active markets for identical securities;

●	Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

WHV INTERNATIONAL EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2016

The following is a summary of the inputs used, as of April 30, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/16	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Australia	$1,755,351	$—	$1,755,351	$—
Belgium	956,460	—	956,460	—
Brazil	558,009	558,009	—	—
Canada	1,279,987	1,279,987	—	—
China	2,105,847	675,360	1,430,487	—
Denmark	2,911,111	—	2,911,111	—
Finland	1,360,354	—	1,360,354	—
France	4,276,996	—	4,276,996	—
Germany	1,481,607	—	1,481,607	—
Hong Kong	1,796,579	—	1,796,579	—
Indonesia	1,508,033	—	1,508,033	—
Israel	1,462,165	1,462,165	—	—
Japan	6,760,300	—	6,760,300	—
Luxembourg	1,744,351	—	1,744,351	—
Mexico	1,204,308	1,204,308	—	—
Netherlands	1,402,267	—	1,402,267	—
Poland	1,315,988	—	1,315,988	—
Singapore	1,232,907	—	1,232,907	—
Sweden	2,819,966	—	2,819,966	—
Switzerland	2,787,568	1,435,472	1,352,096	—
Taiwan	1,021,447	1,021,447	—	—
Thailand	1,302,812	—	1,302,812	—
United Kingdom	6,716,592	1,388,856	5,327,736	—

Total Investments	$49,761,005	$9,025,604	$40,735,401	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

WHV INTERNATIONAL EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2016

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, accounting principles generally accepted in the United States of America (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2016, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund. The Fund’s investment income, expenses (other than class specific) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

WHV INTERNATIONAL EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2016

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and are recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Currency Risk — The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against

WHV INTERNATIONAL EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2016

the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

2. Transactions with Affiliates and Related Parties

WHV serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. For its services, prior to February 15, 2016, the Adviser was paid a monthly fee at the annual of 1.00% of the Fund’s average daily net assets. Effective February 15, 2016 the Adviser is paid a monthly fee at the annual rate of 0.74% of the Fund’s average daily net assets. WHV has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, interest, extraordinary items, “Acquired Fund” fees and expenses and brokerage commissions) do not exceed (on an annual basis) 1.24% with respect to Class A Shares and 0.99% with respect to Class I Shares of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2016, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. Prior to February 15, 2016, the Management Fee was 1.00% (on an annual basis) of the Fund’s average daily net assets and the Expense Limitation was (on an annual basis) 1.50% with respect to Class A Shares and 1.25% with respect to Class I Shares. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. For the period ended April 30, 2016, the Adviser waived fees of $91,457. As of April 30, 2016, the amount of potential recovery is $91,457 which expires on April 30, 2019.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing transfer agency services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

WHV INTERNATIONAL EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2016

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (“the Underwriter”) provides principal underwriting services to the Fund.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00% (0.75% Rule 12b-1 distribution fee and 0.25% shareholder service fee) on an annualized basis of the average daily net assets of the Fund’s Class A and Class C Shares, respectively.

The Trustees of the Trust who are not officers or employees of an investment adviser, sub-adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2016, was $24,011. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2016, aggregate purchases and sales of investment securities (excluding U.S. Government and agency short-term investments and other short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$79,397,768	$309,054,892

4. Capital Share Transactions

For the years ended April 30, 2016 and 2015, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended		For the Year Ended
	April 30, 2016**		April 30, 2015*

	Shares	Amount	Shares	Amount
Class A Shares
Sales	197,720	$3,715,891	703,258	$14,776,254
Reinvestments	23,922	369,356	9,795	194,717
Redemption Fees**	—	—	—	319

WHV INTERNATIONAL EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2016

	For the Year Ended		For the Year Ended
	April 30, 2016**		April 30, 2015*

	Shares	Amount	Shares	Amount
Redemptions	(1,179,575)	(19,406,293)	(1,198,191)	(25,802,579)

Net decrease	(957,933)	$(15,321,046)	(485,138)	$(10,831,289)

	For the Year Ended		For the Year Ended
	April 30,2016**		April 30, 2015*

	Shares	Amount	Shares	Amount
Class C Shares
Sales	343	$5,000	10,431	$215,594
Reinvestments	220	3,396	24	473
Redemptions	(8,653)	(125,185)	(2,365)	(49,005)

Net increase/(decrease)	(8,090)	$(116,789)	8,090	$167,062

Class I Shares
Sales	6,133,764	$106,747,498	9,471,602	$204,602,356
Reinvestments	240,629	3,717,717	123,257	2,452,823
Redemption Fees***	—	—	—	2,734
Redemptions	(21,036,904)	(347,164,373)	(6,939,607)	(146,238,889)

Net increase/(decrease)	(14,662,511)	$(236,699,158)	2,655,252	$60,819,024

Total net increase/(decrease)	(15,628,534)	$(252,136,993)	2,178,204	$50,154,797

* Class C Shares commenced operations on November 13, 2014.

** Class C Shares closed on April 15, 2016.

*** Prior to September 1, 2014, there was a 2.00% redemption fee that may have been charged on shares redeemed which had been held for 60 days or less. The redemption fee was retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in-capital. Effective September 1, 2014, this redemption fee was discontinued and is no longer charged.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based

WHV INTERNATIONAL EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2016

on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended April 30, 2016, these adjustments were to increase accumulated net investment income by $75,175 and decrease accumulated net realized loss by $75,175. These adjustments are attributable to the reclassifications of currency gain/loss and Passive Foreign Investment Company sales gain. Net assets were not affected by those adjustments.

For the year ended April 30, 2016, the tax characters of distributions paid by the Fund was $5,610,353 of ordinary income dividends. For the year ended April 30, 2015, the tax characters of distributions paid by the Fund was $3,868,351 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Qualified Late-Year Losses
$(24,978,634)	$557,958	$—	$4,537,473	$(39,576,737)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2016, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$45,263,377

Gross unrealized appreciation	$5,213,788
Gross unrealized depreciation	(716,160)

Net unrealized appreciation	$4,497,628

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between

WHV INTERNATIONAL EQUITY FUND

Notes to Financial Statements (Concluded)

April 30, 2016

November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2016, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2016. For the fiscal year ended April 30, 2016, the Fund deferred to May 1, 2016 the following losses:

	Late-Year Ordinary Losses Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
WHV International Equity Fund	$—	$2,607,926	$36,968,811

Accumulated capital losses represent net capital loss carryovers as of April 30, 2016 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

As of April 30, 2016, the Fund had capital loss carryforwards of $24,978,634, of which $3,003,925 were short-term losses, $21,974,709 are long-term losses, and all have an unlimited period of capital loss carryforward.

6. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:

At its June 20-21, 2016 Board Meeting, the Board of Trustees of the Trust approved an interim investment advisory agreement between Shelton Capital Management (“Shelton”) and the Trust (“Interim Agreement”) pursuant to which Shelton is expected to assume the role of investment adviser for the Fund on or about July 18, 2016. It is intended that the effectiveness of the Interim Agreement would be coincident with the Rivington portfolio management team becoming employees of Shelton.

WHV INTERNATIONAL EQUITY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

WHV International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the WHV International Equity Fund (the “Fund”) at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 28, 2016

WHV INTERNATIONAL EQUITY FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code, to advise their shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2016, the Fund paid $5,610,353 ordinary dividends and no long-term capital gain dividends to shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designate 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 0.89%.

The percentage of qualified interest income related to dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.03%.

The Fund intends to pass through a foreign tax credit to the shareholders. For the year ended April 30, 2016, the total amount of foreign source income for the Fund is $5,820,493. The total amount of foreign tax to be paid for the Fund is $302,480. Your allocable share of foreign tax credit will be reported on Form 1099-DIV.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2016. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2017.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

WHV INTERNATIONAL EQUITY FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 948-4685 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

WHV INTERNATIONAL EQUITY FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 948-4685.

WHV INTERNATIONAL EQUITY FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (’Underwriter“), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for each Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 948-4685.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
		INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	Optimum Fund Trust (registered investment company) (6 portfolios).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	33	None.

WHV INTERNATIONAL EQUITY FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2016.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	33	None.

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	33	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

WHV INTERNATIONAL EQUITY FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
		INTERESTED TRUSTEE[1]

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	33	None.

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

WHV INTERNATIONAL EQUITY FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.	Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

Investment Adviser

WHV Investments, Inc.

301 Battery Street

Suite 400

San Francisco, CA 94111-3203

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

WHV-0416

WHV INTERNATIONAL EQUITY FUND

of

FundVantage Trust

Class A Shares

Class C Shares

Class I Shares

ANNUAL REPORT

April 30, 2016

This report is submitted for the general information of the shareholders of the WHV International Equity Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the WHV International Equity Fund.

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Annual Investment Adviser’s Report

April 30, 2016

(Unaudited)

Dear WHV/Acuity Tactical Credit Long/Short Fund Shareholder,

We are pleased to write the first full year shareholder letter for the WHV/Acuity Tactical Credit Long/Short Fund (“the Fund”) which launched in December 2014. The Fund aims to use related credit assets on both the long and short side to generate an attractive rate of return with low volatility. Portfolio construction is implemented with a relative value framework and looks across the entire balance sheet of a corporation from senior secured liabilities down through subordinated, equity-linked securities. This hedged approach is designed to generate performance that is less reliant on the direction of the overall market than a typical credit-based fund.

Market Overview

Increased volatility was dominant during the 2nd half of 2015 and early 2016 as global central bank posturing and activity made markets lurch in both directions. While the European Central Bank and the Bank of Japan continued their program of easy money and the policy of and a further move toward negative interest rates, the Federal Reserve (“the Fed”) was more non-committal. After initially indicating the start of a period of slightly higher interest rates, and the expectation that 3-4 interest rate hikes would likely occur in 2016, the Fed reversed course mid-quarter and began to deliver a much more dovish message. Global economic weakness especially in China was the primary driver of the move toward more accommodating policy. However, given easy monetary policy abroad and the negative consequences of a strong U.S. dollar, the Fed seems sensitive to not squelch a fragile U.S. economy. It appears that global central banks are all jockeying toward devaluations in order to spur growth in their local economies. Unfortunately, growth outside of the U.S. remains tepid and may ultimately result in more competitive devaluations, forcing a “race to the bottom” in non-dollar currencies. The Fed faces a daunting challenge in terms of balancing the scenario of improving U.S. growth with deteriorating global economies.

The price of oil remained a substantial driver of market activity during the fiscal year. After touching a 52 week low on February 11, 2016 of $26.05, oil rallied 75% over the following 10 weeks, dragging along with it both equity and credit markets. The main drivers of oil’s turnaround have been an increase in other economic statistics, discussions surrounding an OPEC/non-OPEC (in particular, Russian) production freeze, a decrease in U.S. rig counts and severely oversold technical conditions. Predicting the direction of oil prices is virtually impossible, but given that storage levels remain at all-time highs, and Iran seems determined to increase production at almost any cost, any apparent “freeze” would be at levels of full capacity for all participants except Saudi Arabia. Ultimately, the on/off switch for oil production is more easily accessible and thus any supply/demand imbalance will likely be held in check. Nonetheless, the high correlation between oil and major risk markets remains in place.

While lower oil prices are a benefit to consumers and businesses at large, it is not necessarily so for high-yield investors whose portfolios are overweight energy-related bonds. The Fund continues to have extremely low exposure to positions directly related to the price of oil and we remain focused on sectors and companies that benefit from lower energy prices (specifically services, industrials, telecommunications, aerospace, and retail) rather than trying to bottom-fish in the sector. We believe that the recovery in oil-related assets will be spotty and thus we can find better risk/reward profiles elsewhere in the market.

Performance Review

The Fund gained 4.78% (Class I Shares–no load), 4.66% (Class A Shares–without load), and -1.33% (Class A Shares–with load) for the fiscal year ending April 30, 2016, versus the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 2.72% during this period.

The returns of the Fund for the fiscal year were driven primarily by investments with shorter duration and substantial coupon. The relative smoothness of returns was the result of an over-arching portfolio hedge, an eye toward more liquid investments and the ability to tactically re-allocate capital subsequent to the mid-February lows. Portfolio concentration was focused on companies who are organically de-levering and continue to demonstrate improved financial health. Most positions were in sectors that tend to be non-cyclical concentrated in Telecom, Industrials, Auto Parts, Aerospace/Defense, Services, and selective Retail. The Fund continues to avoid Oil, Oil Service, Commodity, Financials, and Real Estate sectors. The Fund also initiated modest exposure to convertible securities focusing on asymmetric and non-correlated types of positions. Finally, the Fund began selectively shorting investment grade bonds tactically taking advantage of an over-valued asset class.

The benefits of extraordinary monetary stimulus for the past several years (now led by the European Central Bank) and the resulting positive impact on financial assets have been widely discussed. We believe the assumption that all fixed income assets will be hurt with rising rates is a flawed one. Interest rates may move higher, but the speed will likely be slowed by muted inflation and unexceptional

1

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2016

(Unaudited)

economic growth in the US. The probability of a spike in rates is low, and a far more likely scenario is one in which rates are range-bound and trend higher over a protracted timeframe. Given that scenario, we believe that certain segments of the high-yield market should significantly outperform higher credit, rate-sensitive, investment-grade bonds during the early part of a new interest rate cycle. Additionally, a rise in rates will likely lead to a significant increase in convertible issuance presenting a large opportunity set not available to most high-yield constrained credit funds. A more insidious risk to high-yield is dramatically lower interest rates, which will signify a faltering economy and one that is more prone to lead to bankruptcies. While higher rates will prove treacherous for some fixed income investments, the Fund will be attempting to mitigate higher rates by investing in corporations where credit improvement will likely occur regardless of rates, owning shorter duration and less interest rate-sensitive bonds, and being deft in repositioning the portfolio when necessary.

Though an important and differentiating part of the Fund’s mandate, convertible bonds and investment grade debt are small constituents in the portfolio. The convertible market remains somewhat expensive and comprised of either low grade credits, or investment-grade credits that are extremely overpriced due to concentrated ownership by a handful of long-only institutions. As mentioned, if rates move higher, we expect convertibles to increase in the portfolio, as well as investment grade short positions. The ability of the Fund to use multiple asset classes is an important differentiator and the makeup of the portfolio can be adjusted significantly as conditions warrant.

During the fiscal year, credit markets were plagued with periodic bouts of severe illiquidity and clearly contributed to sizeable moves in asset prices, both down and up. The implementation of Dodd-Frank and the resulting lack of broker/dealers willing to position securities are now semi-permanent conditions which necessitate a shift in risk management. The lack of liquidity is not only specific to high yield which seems to garner media attention, but also investment grade bonds, convertibles and even Treasuries. The increased presence of daily liquidity vehicles that invest in relatively less liquid instruments (certain ETFs) merely exacerbates the situation. The lack of liquidity, particularly during periods when most needed is a high priority in the Fund’s risk management considerations.

In an environment that can change on a dime, we believe portfolio construction that includes active hedging, tactical investing, and relative liquidity will be paramount. Keeping an “ear to the ground” will be as important as ever. The strategy of simply “owning the market” will not work. Passive investing will underperform a more active approach. The foundation of portfolio construction in uncertain times must be predicated on capital preservation and one which includes a wide set of investment tools. Delivering attractive risk adjusted returns will necessitate aggressive hedging, tactical re-allocation between asset classes, a laser focus on liquidity and the flexibility to change investment direction quickly. In our view, a strategic approach which marries top-down investing with bottom up asset selection will more effectively deliver returns that are less volatile and less subject to the weekly whims of the markets and central banks.

We look forward to regularly detailing our market thoughts and resulting portfolio construction with our shareholders.

Regards,

WHV Investments, Inc. & Acuity Capital Management, LLC

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

2

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Annual Report

Performance Data

April 30, 2016

(Unaudited)

Comparison of Change in Value of $10,000 in the WHV/Acuity Tactical Credit Long/Short Fund’s Class A Shares

vs. the Barclays Capital U.S. Aggregate Bond Index

Class A Shares growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425. Performance of Class C Shares will vary from Class A Shares due to the difference in class specific fees.

Average Annual Total Returns for the Periods Ended April 30, 2016
	1 Year	Since Inception
Class A Shares (with sales charge)*	-1.33%	2.29%
Class A Shares (without sales charge)*	4.66%	6.80%
Barclays Capital U.S. Aggregate Bond Index	2.72%	2.86%***

Class C Shares†**	N/A	3.90%
Barclays Capital U.S. Aggregate Bond Index	N/A	3.06%***

†	Not Annualized.

*	Class A Shares of the Fund commenced operations on December 16, 2014.

**	Class C Shares of the Fund commenced operations on May 1, 2015.

***	Benchmark performance is from inception date of the Class only and is not the inception date of the benchmark itself.

Class A Shares of the Fund have a 5.75% maximum sales charge.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 948-4685. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The returns shown for Class A Shares reflect a deduction for the maximum front-end sales charge of 5.75%. The returns shown for Class C Shares reflect a 1.00% contingent deferred sales charge (“CDSC”).

As stated in the current prospectus dated September 1, 2015, the Fund’s “Total Annual Fund Operating Expenses” are 2.89% and 3.64%, and the Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement” are 1.67% and 2.42% for Class A Shares and Class C Shares, respectively, of the Fund’s average daily net assets. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. WHV Investments, Inc. (the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s

3

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Annual Report

Performance Data

April 30, 2016

(Unaudited)

total operating expenses excluding taxes, any class-specific expenses (such as Rule 12b-1 distribution fees, shareholder service fees, or transfer agency fees), “Acquired Fund” fees and expenses, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions, do not exceed 1.42% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2018 unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. Total returns would be lower had such fees and/or expenses not been waived and/or reimbursed. The net ratios shown do not include acquired fund fees and expenses estimated to be 0.02% annually.

Under a separate contractual agreement, the Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund in an amount equal to the Fund’s dividend and interest expense on securities sold short through August 31, 2016. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount.

The Fund evaluates its performance as compared to that of the Barclays Capital U.S. Aggregate Bond Index. Barclays Capital U.S. Aggregate Bond Index is an intermediate term, broad-based index comprised of most U.S. traded investment grade bonds. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund seeks current income and capital appreciation by investing primarily in corporate fixed income and/or equity securities, without restriction as to issuer capitalization, country, credit quality and bond maturity. It takes long positions in securities believed to be undervalued and short positions in securities believed to be overvalued. The potential loss on a short sale theoretically is unlimited because the price of the borrowed security may rise without limit. A rise in interest rates typically causes a decline in the value of fixed income securities. The Fund may invest in non-investment grade fixed income securities, sometimes known as “high-yield bonds” or “junk bonds,” which may subject the Fund to greater credit risk, price volatility and risk of loss than investment grade securities.

4

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Annual Report

Performance Data

April 30, 2016

(Unaudited)

Comparison of Change in Value of $500,000 (investment minimum) in the WHV/Acuity Tactical Credit Long/Short Fund’s Class I Shares vs. the Barclays Capital U.S. Aggregate Bond Index

Average Annual Total Returns for the Periods Ended April 30, 2016

	1 Year	Since Inception
Class I Shares*	4.78%	6.92%
Barclays Capital U.S. Aggregate Bond Index	2.72%	2.86%**

*	Class I Shares of the Fund commenced operations on December 16, 2014.

**	Benchmark performance is from inception date of Class only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 948-4685. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

As stated in the current prospectus dated September 1, 2015, the Fund’s “Total Annual Fund Operating Expenses” are 2.64% and the Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement” are 1.42% for Class I Shares of the Fund’s average daily net assets. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. WHV Investments, Inc. (the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses excluding taxes, any class-specific expenses (such as Rule 12b-1 distribution fees, shareholder service fees, or transfer agency fees), “Acquired Fund” fees and expenses, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions, do not exceed 1.42% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2018 unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. Total returns would be lower had such fees and/or expenses not been waived and/or reimbursed. The net ratios shown do not include acquired fund fees and expenses estimated to be 0.02% annually.

Under a separate contractual agreement, the Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund in an amount equal to the Fund’s dividend and interest expense on securities sold short through August 31, 2016. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount.

5

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Annual Report

Performance Data (Concluded)

April 30, 2016

(Unaudited)

The Fund evaluates its performance as compared to that of the Barclays Capital U.S. Aggregate Bond Index. Barclays Capital U.S. Aggregate Bond Index is an intermediate term, broad-based index comprised of most U.S. traded investment grade bonds. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund seeks current income and capital appreciation by investing primarily in corporate fixed income and/or equity securities, without restriction as to issuer capitalization, country, credit quality and bond maturity. It takes long positions in securities believed to be undervalued and short positions in securities believed to be overvalued. The potential loss on a short sale theoretically is unlimited because the price of the borrowed security may rise without limit. A rise in interest rates typically causes a decline in the value of fixed income securities. The Fund may invest in non-investment grade fixed income securities, sometimes known as “high-yield bonds” or “junk bonds,” which may subject the Fund to greater credit risk, price volatility and risk of loss than investment grade securities.

6

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Fund Expense Disclosure

April 30, 2016

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2015 through April 30, 2016, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Fund Expense Disclosure (Concluded)

April 30, 2016

(Unaudited)

	WHV/Acuity Tactical Credit Long/Short Fund

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$1,015.60	$ 9.53
Hypothetical (5% return before expenses)	1,000.00	1,015.41	9.53
Class C Shares
Actual	$1,000.00	$1,012.00	$ 13.29
Hypothetical (5% return before expenses)	1,000.00	1,011.65	13.29
Class I Shares
Actual	$1,000.00	$1,015.70	$ 8.57
Hypothetical (5% return before expenses)	1,000.00	1,016.36	8.57

*

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2016 of 1.90%, 2.66% and 1.71% for Class A, Class C and Class I Shares, respectively, of the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (182), then divided by 366 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six-month total returns for the Fund of 1.56%, 1.20% and 1.57% for Class A, Class C and Class I Shares, respectively. These amounts include fees on securities sold short. The annualized amount of fees on securities sold short was 0.19% for Class A, Class C and Class I Shares, respectively, of the Fund’s average net assets.

8

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Portfolio Holdings Summary Table

April 30, 2016

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

	% of Net Assets	Value
Corporate Bonds and Notes
Telecommunications	19.6%	$5,784,625
Media	10.6	3,138,906
Healthcare-Services	10.1	2,980,000
Environmental Control	8.6	2,538,557
Food	7.1	2,095,930
Retail	5.9	1,740,000
Software	4.4	1,284,375
Biotechnology	4.3	1,267,968
Healthcare-Products	4.1	1,200,000
Computers	3.3	972,500
Diversified Financial Services	3.1	905,000
Options Purchased	0.0	6,300
Registered Investment Company	7.2	2,102,863
Options Written	(0.0)	(1,050)
Other Assets in Excess of Liabilities	11.7	3,452,188

NET ASSETS	100.0%	$29,468,162

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

9

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Portfolio of Investments

April 30, 2016

	Par
	Value	Value

CORPORATE BONDS AND NOTES — 81.1%
Biotechnology — 4.3%
Concordia Healthcare Corp. (Canada) 9.50%, 10/21/2022 (a)	$1,250,000	$1,267,968

Computers — 3.3%
Western Digital Corp. 10.50%, 04/01/2024 (a)	1,000,000	972,500

Diversified Financial Services — 3.1%
Jefferies Finance, LLC 7.50%, 04/15/2021 (a)	1,000,000	905,000

Environmental Control — 8.6%
ADS Waste Holdings, Inc. 8.25%, 10/01/2020	1,215,000	1,265,119
Casella Waste Systems, Inc. 7.75%, 02/15/2019	1,250,000	1,273,438

		2,538,557

Food — 7.1%
Albertsons Holdings, LLC/Saturn Acquisition Merger Sub, Inc. 7.75%, 10/15/2022 (a)	1,000,000	1,069,680
US Foods, Inc. 8.50%, 06/30/2019	1,000,000	1,026,250

		2,095,930

Healthcare-Products — 4.1%
Kinetic Concepts, Inc. / KCI USA, Inc. 12.50%, 11/01/2019	1,250,000	1,200,000

Healthcare-Services — 10.1%
Community Health Systems, Inc. 6.88%, 02/01/2022	1,000,000	905,000
Tenet Healthcare Corp. 8.13%, 04/01/2022	2,000,000	2,075,000

		2,980,000

Media — 10.6%
Neptune Finco Corp. 10.88%, 10/15/2025 (a)	1,250,000	1,390,625
Univision Communications, Inc. 8.50%, 05/15/2021 (a)	1,675,000	1,748,281

		3,138,906

Retail — 5.9%
Neiman Marcus Group Ltd., LLC 8.00%, 10/15/2021 (a)	2,000,000	1,740,000

Software — 4.4%
First Data Corp. 7.00%, 12/01/2023 (a)	1,250,000	1,284,375

	Par
	Value	Value

CORPORATE BONDS AND NOTES — (Continued)
Telecommunications — 19.6%
Altice Luxembourg SA 7.63%, 02/15/2025 (a)	$1,500,000	$1,449,375
Frontier Communications Corp., Sr. Unsec. Notes 11.00%, 09/15/2025 (a)	1,500,000	1,515,000
Sprint Corp. 7.63%, 02/15/2025	1,000,000	753,750
West Corp. 5.38%, 07/15/2022 (a)	1,300,000	1,176,500
Wind Acquisition Finance SA (Luxembourg) 7.38%, 04/23/2021 (a)	1,000,000	890,000

		5,784,625

TOTAL CORPORATE BONDS AND NOTES (Cost $22,816,292)		23,907,861

	Contracts

OPTIONS PURCHASED — 0.0%
Put Options — 0.0%
XLE US Expires 05/20/2016 Strike Price $60	350	6,300
TOTAL OPTIONS PURCHASED (Cost $55,839)		6,300

	Number of Shares

REGISTERED INVESTMENT COMPANY — 7.2%
Dreyfus Cash Management - Institutional Shares 0.29%	2,102,863	2,102,863
TOTAL REGISTERED INVESTMENT COMPANY (Cost $2,102,863)		2,102,863
TOTAL INVESTMENTS - 88.3%		26,017,024
(Cost $24,974,994)

The accompanying notes are an integral part of the financial statements.

10

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Portfolio of Investments (Concluded)

April 30, 2016

	Contracts	Value

OPTIONS WRITTEN — (0.0)%
Put Options — (0.0)%
XLE US Expires 05/20/2016 Strike Price $55	(350)	$(1,050)

TOTAL OPTIONS WRITTEN (Premium received $16,785)		(1,050)

OTHER ASSETS IN EXCESS OF LIABILITIES - 11.7%		3,452,188

NET ASSETS - 100.0%		$29,468,162

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities were purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2016, these securities amounted to $15,409,304 or 52.3% of net assets. These securities have been determined by the Adviser to be liquid securities.

The accompanying notes are an integral part of the financial statements.

11

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Statement of Assets and Liabilities

April 30, 2016

Assets
Investments, at value (Cost $24,974,994)*	$26,017,024
Receivable for investments sold	301,500
Deposits with brokers for securities sold short	3,860,394
Receivable for capital shares sold	24,019
Dividends receivable	497,960
Receivable from Investment Adviser	98,556
Prepaid expenses and other assets	48,373

Total assets	30,847,826

Liabilities

Options written, at value (premiums received $16,785)**	1,050
Payable for investments purchased	1,288,625
Payable for capital shares redeemed	18,802
Due to Custodian.	870
Payable for transfer agent fees	15,647
Payable for administration and accounting fees	12,776
Payable for custodian fees	4,710
Payable for Trustees and Officers	4,080
Payable for distributions to shareholders	262
Accrued expenses	32,842

Total liabilities	1,379,664

Net Assets	$29,468,162

Net Assets Consist of:
Capital stock, $0.01 par value	$28,173
Paid-in capital	30,087,214
Accumulated net investment income	430,027
Accumulated net realized loss from investments and written options	(2,135,017)
Net unrealized appreciation on investments and written options	1,057,765

Net Assets	$29,468,162

* Includes purchased options of $6,300. Primary risk exposure is equity contracts.
** Primary risk exposure is equity contracts.

Class A Shares:
Net asset value and redemption price per share ($11,391,769 / 1,087,994 shares)	$10.47

Maximum offering price per share (100/94.25 of $10.47)	$11.11

Class C Shares:
Net asset value, offering and redemption price per share ($1,936,921 / 185,645 shares)	$10.43

Class I Shares:
Net asset value, offering and redemption price per share ($16,139,472 / 1,543,632 shares)	$10.46

The accompanying notes are an integral part of the financial statements.

12

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Statement of Operations

For the Year Ended April 30, 2016

Investment Income
Dividends	$66,874
Less: foreign taxes withheld	(4,288)
Interest	2,380,827

Total investment income	2,443,413

Expenses
Advisory fees (Note 2)	399,134
Dividends, Interest and fees on securities sold short	172,876
Legal fees	77,780
Transfer agent fees (Note 2)	75,857
Administration and accounting fees (Note 2)	73,629
Audit fees	36,241
Printing and shareholder reporting fees	21,746
Custodian fees (Note 2)	16,814
Trustees’ and officers’ fees (Note 2)	16,207
Distribution fees (Class A Shares) (Note 2)	15,307
Registration and filing fees	10,397
Distribution fees (Class C Shares) (Note 2)	8,526
Shareholder services fees	2,842
Other expenses	9,331

Total expenses before waivers and reimbursements	936,687

Less: waivers and reimbursements (Note 2)	(359,405)

Net expenses after waivers and reimbursements	577,282

Net investment income	1,866,131

Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments*	(2,141,792)
Net realized gain from written options.	58,692
Net change in unrealized appreciation/(depreciation) on investments**	1,019,448
Net change in unrealized appreciation/(depreciation) on securities sold short	378
Net change in unrealized appreciation/(depreciation) on written options***	15,735

Net realized and unrealized loss on investments	(1,047,539)

Net increase in net assets resulting from operations	$818,592

*	Includes realized loss on purchased options of $(80,200). Primary risk exposure is equity contracts.
**	Includes net change in unrealized depreciation on purchased options of $(49,539). Primary risk exposure is equity contracts.
***	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

13

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2016	For the Period Ended April 30, 2015*
Increase in Net Assets from Operations:
Net investment income	$1,866,131	$49,051
Net realized gain/(loss) from investments and securities sold short	(2,083,100)	117,919
Net change in unrealized appreciation/(depreciation) on investments and securities sold short	1,035,561	22,204

Net increase in net assets resulting from operations.	818,592	189,174

Less Dividends and Distributions to Shareholders:
Net investment income:
Class A Shares	(266,216)	(380)
Class C Shares	(44,628)	—
Class I Shares	(1,170,977)	(32,191)

Total net investment income	(1,481,821)	(32,571)

Net realized capital gains:
Class A Shares	(28,440)	—
Class C Shares	(5,095)	—
Class I Shares	(115,654)	—

Total net realized capital gains	(149,189)	—

Net decrease in net assets from dividends and distributions to shareholders	(1,631,010)	(32,571)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	25,706,602	4,417,375

Total increase in net assets	24,894,184	4,573,978

Net assets
Beginning of period	4,573,978	—

End of period	$29,468,162	$4,573,978

Accumulated net investment income, end of period	$430,027	$17,620

*	The Fund commenced operations on December 16, 2014.

The accompanying notes are an integral part of the financial statements.

14

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A Shares
	For the Year Ended April 30, 2016	For the Period December 16, 2014* to April 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$10.38	$10.00

Net investment income(1)	0.55	0.11
Net realized and unrealized gain/(loss) on investments	(0.08)	0.35

Net increase in net assets resulting from operations	0.47	0.46

Dividends and distributions to shareholders from:
Net investment income	(0.35)	(0.08)
Net realized capital gains	(0.03)	—

Total distributions	(0.38)	(0.08)

Net asset value, end of period	$10.47	$10.38

Total investment return(2)	4.66%	4.57	%(3)
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$11,392	$126
Ratio of expenses to average net assets with waivers and expense reimbursements	1.86%	1.68	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)(6)	2.91%	6.60	%(4)
Ratio of net investment income to average net assets	5.29%	2.97	%(4)
Portfolio turnover rate	695.09%	532.05	%(3)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.
(3)	Not annualized.
(4)	Annualized.
(5)	Expense ratio includes dividend and interest expense and fees related to securities sold short. Excluding such dividend and interest expense and fees, the ratio of expenses to average net assets would be 2.41% and 6.60% for the year ended April 30, 2016 and for the period ended April 30, 2015, respectively.
(6)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

15

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for Class C Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C Shares
	For the Period May 01, 2015* to April 30, 2016
Per Share Operating Performance
Net asset value, beginning of period	$10.38

Net investment income(1)	0.46
Net realized and unrealized loss on investments	(0.06)

Net increase in net assets resulting from operations	0.40

Dividends and distributions to shareholders from:
Net investment income	(0.32)
Net realized capital gains.	(0.03)

Total distributions	(0.35)

Net asset value, end of period	$10.43

Total investment return(2)	3.90	%(3)
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$1,937
Ratio of expenses to average net assets with waivers and expense reimbursements	2.61	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)(6)	3.66	%(4)
Ratio of net investment income to average net assets	4.54	%(4)
Portfolio turnover rate	695.09	%(3)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect any applicable sales charge.
(3)	Not annualized.
(4)	Annualized.
(5)	Expense ratio includes dividend and interest expense and fees related to securities sold short. Excluding such dividend and interest expense and fees, the ratio of expenses to average net assets would be 3.15% for the period ended April 30, 2016.
(6)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

16

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I Shares
	For the Year Ended April 30, 2016	For the Period December 16, 2014* to April 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$10.38	$10.00

Net investment income(1)	0.56	0.12
Net realized and unrealized gain/(loss) on investments	(0.08)	0.34

Net increase in net assets resulting from operations	0.48	0.46

Dividends and distributions to shareholders from:
Net investment income	(0.37)	(0.08)
Net realized capital gains	(0.03)	—

Total distributions	(0.40)	(0.08)

Net asset value, end of period	$10.46	$10.38

Total investment return(2)	4.78%	4.60	%(3)
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$16,139	$4,448
Ratio of expenses to average net assets with waivers and expense reimbursement	1.61%	1.42	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursement(5)(6)	2.66%	6.35	%(4)
Ratio of net investment income to average net assets	5.54%	3.22	%(4)
Portfolio turnover rate	695.09%	532.05	%(3)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(3)	Not annualized.
(4)	Annualized.
(5)	Expense ratio includes dividend and interest expense and fees related to securities sold short. Excluding such dividend and interest expense and fees, the ratio of expenses to average net assets would be 2.15% and 6.35% for the year ended April 30, 2016 and for the period ended April 30, 2015, respectively.
(6)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

17

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Notes to Financial Statements

April 30, 2016

1. Organization and Significant Accounting Policies

The WHV/Acuity Tactical Credit Long/Short Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on December 16, 2014. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares: Class A, Class C and Class I Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) of up to 1.00% may apply for investments of $1 million or more of Class A Shares of the Fund (and therefore no initial sales charge was paid) and shares are redeemed within 18 months after initial purchase. The CDSC shall not apply to those purchases of Class A Shares of $1 million or more where Foreside Funds Distributors LLC (the “Underwriter”) did not pay a commission to the selling broker-dealer. A CDSC of up to 1.00% will be assessed when Class C Shares are redeemed within 12 months after initial purchase. The CDSC shall not apply to those purchases of Class C Shares where the selling broker-dealer did not receive a commission.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities held by the Fund are valued at their last sale price on the NYSE on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the last asked price and the last bid price prior to the market close. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the last asked price and the last bid price prior to market close. The value of such securities quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system, but not listed on the National Market System, shall be valued at the mean between closing asked price and the closing bid price. Unlisted securities that are not quoted on NASDAQ and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates market value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

18

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Notes to Financial Statements (Continued)

April 30, 2016

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The fair value of the Fund’s bonds are generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/16	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Corporate Bonds and Notes	$23,907,861	$—	$23,907,861	$—
Purchased Options on Equity Contracts	6,300	6,300	—	—
Registered Investment Company	2,102,863	2,102,863	—	—

Total Assets	$26,017,024	$2,109,163	$23,907,861	$—

Liabilities:
Written Options on Equity Contracts	(1,050)	(1,050)	—	—

Total Liabilities	$(1,050)	$(1,050)	$—	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents

19

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Notes to Financial Statements (Continued)

April 30, 2016

changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2016, there were no transfers between Levels 1, 2 and 3 for the Fund.

Purchased Options — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives. The Fund purchases option contracts. This transaction is used to hedge against the values of equities. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

Options Written — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives and may enter into options written to hedge the values of equities. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. The Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid. As of April 30, 2016, all of the Fund’s written options are exchange-traded options.

	Number of Contracts	Premium
Outstanding, April 30, 2015	—	$—
Put Options Written	2,750	266,681
Put Options Closed	(1,976)	(175,323)
Put Options Expired	(224)	(6,814)
Put Options Exercised	(200)	(67,759)

Outstanding, April 30, 2016	350	$16,785

As of April 30, 2016, the Fund had options written valued at ($1,050).

20

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Notes to Financial Statements (Continued)

April 30, 2016

For the period ended April 30, 2016, The Fund’s average quarterly volume of derivatives was as follows:

Purchased Options (Cost)	Written Options (Proceeds)
$69,656	$(18,603)

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund. The Fund’s investment income, expenses (other than class-specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP . These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Short Sales — The Fund’s short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. The Fund will comply with guidelines established by the Security and Exchange Commission and other applicable regulatory bodies with respect to coverage of short sales.

21

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Notes to Financial Statements (Continued)

April 30, 2016

In accordance with the terms of its prime brokerage agreements, the Fund may receive rebate income or be charged fees on securities sold short. Such income or fee is calculated on a daily basis based upon the market value of securities sold short and a variable rate that is dependent upon the availability of such security. For the year ended April 30, 2016, the Fund had net rebate charges of $66,182 on securities sold short. This amount is included in dividends, interest and fees on securities sold short on the Statement of Operations.

Payment-In-Kind Securities — The Fund may invest in payment-in-kind securities (“PIK”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates, interest rates, and associated risks as the original bonds. For the year ended April 30, 2016, there were no in-kind payments received by the Fund with respect to PIK securities.

Debt Investment Risk — Debt investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of a Fund’s debt investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, e.g., bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or if unrated are of comparable quality as determined by the manager, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Debt investments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise.

2. Transactions with Affiliates and Related Parties

WHV serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.17% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, any class-specific expenses (such as Rule 12b-1 distribution fees, shareholder service fees, or transfer agency fees), “Acquired Fund” fees and expenses, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions, do not exceed 1.42% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2018, unless the Board of Trustees approves its earlier termination. Under a separate contractual agreement, the Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund in an amount equal to the Fund’s dividend and interest expense on securities sold short through August 31, 2016. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount.

22

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Notes to Financial Statements (Continued)

April 30, 2016

For the year ended April 30, 2016, the amount of potential recovery was as follows:

Expiration

April 30, 2018	April 30, 2019
$45,147	$359,405

For the year ended April 30, 2016, the Adviser earned advisory fees of $399,134 and waived fees of $359,405.

Acuity Capital Management, LLC (“Acuity” or the “Sub-Adviser”) serves as the sub-adviser to the Fund. The Sub-Adviser provides certain services pursuant to a sub-advisory agreement among WHV, the Sub-Adviser and the Trust, on behalf of the Fund. Sub-Advisory fees are paid by WHV, not the Fund.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived if each Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00% (0.75% Rule 12b-1 distribution fee and 0.25% shareholder service fee), respectively, on an annualized basis of the average daily net assets of the Fund’s Class A and Class C Shares.

The Trustees of the Trust who are not officers or employees of an investment adviser, sub-adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees, for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2016 was $3,801. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2016, aggregate purchases and sales of investment securities (excluding other short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$242,331,524	$222,386,977

23

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Notes to Financial Statements (Continued)

April 30, 2016

4. Capital Share Transactions

For the year ended April 30, 2016 and the period from December 16, 2014, commencement of operations, to April 30, 2015, transactions in capital shares of the Fund (authorized shares unlimited) were as follows:

	For the Year Ended		For the Period Ended
	April 30, 2016		April 30, 2015

	Shares	Amount	Shares	Amount
Class A Shares*
Sales	1,513,783	$15,788,235	12,074	$123,572
Reinvestments	26,620	272,506	38	380
Redemptions	(464,521)	(4,790,944)	—	—

Net increase	1,075,882	$11,269,797	12,112	$123,952

Class C Shares**
Sales	188,766	$1,966,870	—	$—
Reinvestments	4,746	48,450	—	—
Redemptions	(7,867)	(79,809)	—	—

Net increase	185,645	$1,935,511	—	$—

Class I Shares*
Sales	4,247,915	$44,701,987	425,402	$4,261,489
Reinvestments	88,463	906,029	3,153	32,191
Redemptions	(3,221,276)	(33,106,722)	(25)	(257)

Net increase	1,115,102	$12,501,294	428,530	$4,293,423

Total net increase	2,376,629	$25,706,602	440,642	$4,417,375

*   Class A and Class I Shares commenced operations on December 16, 2014.

**  Class C Shares commenced operations on May 1, 2015.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended April 30, 2016, these adjustments were to increase accumulated net investment income by $28,097, decrease accumulated net realized loss by $20,647 and decrease paid-in-capital by $7,450. These adjustments are attributable to redesignation of dividends, capitalized dividends on short sales and disallowed expenses. Net assets were not affected by these adjustments.

24

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Notes to Financial Statements (Concluded)

April 30, 2016

For the year ended April 30, 2016, the tax character of distributions paid by the Fund was $1,630,748 of ordinary income dividends. For the year ended April 30, 2015, the tax characters of distributions paid by the Fund was $32,571 of ordinary income dividends. Distributions from short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Qualified Late-Year Losses	Other Temporary Differences
$—	$430,289	$—	$249,213	$(1,326,465)	$(262)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2016, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$25,783,546

Gross unrealized appreciation	$1,185,800
Gross unrealized depreciation	(952,322)

Net unrealized appreciation	$233,478

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2016, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2016. For the year ended April 30, 2016, the Fund had short-term capital loss deferral of $1,297,992 and long-term capital loss deferral of $28,473.

Accumulated capital losses represent net capital loss carryovers as of April 30, 2016 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2016, the Fund did not have any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:

At its June 20-21, 2016 Board Meeting, the Board of Trustees of the Trust approved an interim investment advisory agreement between Shelton Capital Management (“Shelton”) and the Trust (“Interim Agreement”) pursuant to which Shelton is expected to assume the role of investment adviser for the Fund on or about July 1, 2016. It is intended that the effectiveness of the Interim Agreement would be coincident with the Acuity portfolio management team becoming employees of Shelton.

25

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

WHV/Acuity Tactical Credit Long/Short Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the WHV/Acuity Tactical Credit Long/Short Fund (the “Fund”) at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

July 1, 2016

26

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2016, the Fund paid $1,630,748 of ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 1.36% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 100.00%.

The Fund designates 15.08% of the ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2016. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2017.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

27

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 948-4685 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 948-4685.

29

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 948-4685.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	33	None.

30

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2016.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	33	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	33	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

31

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	33	None.

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

32

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.

Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

33

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

WHV Investments, Inc.

301 Battery Street

Suite 400

San Francisco, CA 94111-3203

Sub-Adviser

Acuity Capital Management, LLC

60 Arch Street

2nd Floor

Greenwich, CT 06830

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

ACU-0416

As Sub-Advised by

WHV/ACUITY

TACTICAL CREDIT

LONG/SHORT FUND

of

FundVantage Trust

Class A Shares

Class C Shares

Class I Shares

ANNUAL REPORT

April 30, 2016

This report is submitted for the general information of the shareholders of the WHV/Acuity Tactical Credit Long/Short Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the WHV/Acuity Tactical Credit Long/Short Fund.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Audit Committee of the Board of Trustees currently is comprised of Nicholas Marsini, Iqbal Mansur and Stephen M. Wynne, each of whom is considered “independent” within the meaning set forth under Item 3 of Form N-CSR. The Board of Trustees has determined that each of Messrs. Marsini, Mansur and Wynne is an “audit committee financial expert” as such term is defined by Item 3 of Form N-CSR.

The Registrant’s Board of Trustees has determined that Dr. Mansur acquired the attributes necessary to be considered an audit committee financial expert through his experience as a university professor of finance and because he has authored over 25 finance-related articles in peer reviewed publications.

The Registrant’s Board of Trustees has determined that Mr. Wynne acquired the attributes necessary to be considered an audit committee financial expert through his experience as a chief executive officer (and other senior-level accounting and/or financial positions) of several large financial institutions and because he has co-authored a text book on mutual fund accounting.

The Registrant’s Board of Trustees has determined that Mr. Marsini acquired the attributes necessary to be considered an audit committee financial expert through his experience as a chief executive officer (and other senior-level positions) of several large financial institutions.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

	Fiscal Year 2015	Fiscal Year 2016
Pricewaterhouse Coopers LLP	$43,250	$52,020
Aggregate Fees	$43,250	$52,020

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2016.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

	Fiscal Year 2015	Fiscal Year 2016
Pricewaterhouse Coopers LLP	$0	$0
Ernst & Young LLP	$0	$0
Aggregate Fees	$0	$0

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 2016 for security count due to affiliated Advisor.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee Charter requires the Audit Committee to (i) (a) approve prior to appointment the engagement of independent registered public accounting firm to annually audit and provide their opinion on the Registrant’s financial statements, (b) recommend to the Independent Trustees the selection, retention or termination of the Registrant’s independent registered public accounting firm and, (c) in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm; and (ii) to approve prior to appointment the engagement of the independent registered public accounting firm to provide other audit services to the Registrant, or to provide non-audit services to the Registrant, its series, an investment adviser to its series or any entity controlling, controlled by, or under common control with an investment adviser to its series (“adviser-affiliate”) that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The Audit Committee will not approve non-audit services that the Audit Committee believes may impair the independence of the Registrant’s independent registered public accountant. The Audit Committee may delegate, to the extent permitted by law, pre-approved responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

(e)(2)	Not applicable.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2015 and $0 for 2016.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting. However, subsequent to the registrant’s second fiscal quarter of the period covered by this report, a control enhancement has been implemented related to the processing of contractual expense waivers.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	FundVantage Trust

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and Chief Executive Officer (principal executive officer)

Date	July 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and Chief Executive Officer (principal executive officer)

Date	July 7, 2016

By (Signature and Title)*	/s/ James G. Shaw
James G. Shaw, Treasurer and Chief Financial Officer (principal financial officer)

Date	July 7, 2016

* Print the name and title of each signing officer under his or her signature.